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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PLD Telekom Inc.:

    We consent to the use of our report dated March 21, 1997 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

KPMG LLP
Chartered Accountants

Calgary, Canada
September 24, 1999